CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Multi-Series Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   January 9, 2006                    /s/ George R. Aylward
     ----------------------        ---------------------------------------------
                                   George R. Aylward, Executive Vice President
                                   (principal executive officer)

I,  Nancy  G.  Curtiss,   Chief  Financial  Officer  and  Treasurer  of  Phoenix
Multi-Series Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   January 9, 2006                    /s/ Nancy G. Curtiss
     ----------------------        --------------------------------------------
                                   Nancy G. Curtiss, Chief Financial Officer and
                                   Treasurer
                                   (principal financial officer)